                                                                 Exhibit 10.xliv

                              LETTER AGREEMENT FOR
                                ASSET ACQUISITION



         This LETTER AGREEMENT FOR ASSET ACQUISITION (the "Agreement") as of the date set forth below, by and between Nevada Manhattan Group, Incorporated, a Nevada corporation, hereinafter known as (NVMG") and LLC NPK Edikt, a Russian Limited Liability Company, hereinafter ("LLC").

                                    RECITALS

         A. LLC has authority to assign assets held by Chrustalnaya Mining Company, a Russian corporation ("Chrustalnaya"), and Chrustalnaya's wholly-owned subsidiary, Stanum Ltd., a Russian corporation, ("Stanum").

         B. NVMG desires to acquire 80% of Chrustalnaya's assets as defined in this Agreement and the exhibits attached hereto and made a part of this Agreement in exchange for 8,000,000 shares of NVMG common stock, as more fully described below.

         C. LLC, in exchange for the receipt of 8,000,000 common shares agrees to assign, within the framework of Chrustalnaya, all rights to 80% of the assets as set forth below.

IN WITNESS WHEREOF, AND RECEIPT OF CONSIDERATION, THE PARTIES AGREE AS FOLLOWS:

1. LLC shall transfer 80% of its rights as stated in the licensing agreement for the right to exploit, explore and develop using the earth's mineral wealth , License No. 00591 as issued to ZAO Chrustalnoye Ore Mining Company (Exhibit A).

         LLC shall transfer 80% of its rights as stated in the licensing agreement for the right to exploit, explore and develop using the earth's mineral wealth , License No. 09593 as issued to ZAO Chrustalnoye Ore Mining Company (Exhibit B).

         The assets are further described in reports/information attached hereto as Exhibit C.

2. NVMG agrees to accept the transfer of 80% of the rights stated in the licensing agreements within the limits of the frame by which the LLC can operate. In consideration of the receipt of 80% of those assets within the frame of Chrustalnaya, NVMG shall issue 8,000,000 shares of common stock

3. This document shall be subject to a more definitive agreement setting forth operational management terms to be approved by the parties.

4.       Miscellaneous

         a.       Attorneys Fees.

                  In any dispute between the parties, whether or not resulting in litigation or arbitration, the prevailing party shall be entitled to recover from the other party all reasonable costs, including, but not limited to reasonable attorneys' fees and costs.

         b.       Applicable Law.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of California notwithstanding the fact the executing party will be signing this agreement outside the territories of the State of California.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                                                     "NVMG"

                                            Nevada Manhattan Group Incorporated,
                                            a Nevada corporation

         December 17, 1998                        /s/ Tetsuo Kitagawa
Dated: _____________________                By:_____________________________

                                                    /s/ Neil H. Lewis
Approved as to form:                        By:_____________________________
                                                Neil H. Lewis, Corporate Counsel

                                            "LLC"

                                            LLC NPK Edikt, a Russian Limited
                                            Liability Company

         December 23, 1998                        /s/ Vyatcheslav Ignatov
Dated: _______________________              By:_____________________________
                                                Vyatcheslav Ignatov

                                                 /s/ Harold R. Stokes
Approved as to form:                        By:_____________________________
                                             Harold R. Stokes, Corporate Counsel

                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA
                                WESTERN DIVISION
                        312 NORTH SPRING STREET, ROOM G-3
                              LOS ANGELES, CA 90012
                                  213-894-4445
(seal)
SHERRI R. CARTER
Clerk of Court


                           COURT INTERPRETER SERVICES

                           DECLARATION OF INTERPRETER


I, the undersigned say I am an Official Court interpreter of English and Russian. I certify that the attached translation from Russian into English is true and correct to the best of my abilities and belief.

                           DESCRIPTION OF DOCUMENT(S)

                                     LICENSE
              for the right to use earth's mineral wealth No. 00591
                  issued to ZAO Chrustalnoye Ore Mining Company

LEGEND; All text in the translation contained in brackets ([ ]) represents translator's comments or explanatory remarks.


Executed this 16th day of November, 1998, at Agoura Hills, California.


Varvara Olson
--------------

/s/ Varvara Olson
--------------
Signature of Interpreter

Case No.  N/A

Case Name:   N/A

No. of words:   563


                                   Exhibit A.1

                                                          The Russian Federation
                                                                       Committee
                                                                 for geology and
                                               the use of earth's mineral wealth
                                                            of the PRIMORGEOLKSM
                                                                   The Primorsky
                                                                     Territorial
                                                                 Geological Fund
                                                                      REGISTERED
                                      November 2--[second digit illegible], 1996
                                                 Chief of the T.G.F. (signature)

                                                (Logo of the USSR)

                                     LICENSE
                   for the right to use earth's mineral wealth


VLV                               00591            T--[second letter illegible]
---                               -----            ----------------------------
Series                            Number           Type of license

Is issued to:     PRIVATE STOCK COMPANY [ZAO]
                  ---------------------------
                  (Subject of the entrepreneurial activity receiving
                  "CHRUSTALNOYE ORE MINING COMPANY"
                  ---------------------------------
                  this license)

--------------------------------------------------------------------------------
in the person of:              Director General
                               ----------------
                           (surname, first name, patronymic of the person representing the subject of
                           LATYSHEV, Mikhail Zakharovich
                           -----------------------------
                           the entrepreneurial activity)
with the target purpose and type of operations:
                           mining of tin ores at the "Iskra" deposit
                           -----------------------------------------
The section of the mineral wealth is located in:
                           The  Kavalerovsky  region of the Primorsky Krai
                           -----------------------------------------------
                           (Name of  the  populated  point,   region,   county,
                           krai, republic)
Description of the boundaries of the mineral wealth section, coordinates of the corner points, copies of the topography plans, cross sections and others are found in appendix:
                           No. I
                           -----
                           (Number of the appendix)
The right to use land sections is received from:
                           The Council of People's Deputies for Kavalerskiy
                           ------------------------------------------------
                           Region Resolution No. 18 of March 20, 1992.
                           ------------------------------------------
                           (Name of the authority issuing the permission, the number of the resolution, the date)

                                   Exhibit A.2

Copies of the documents and the description of the boundaries of the land section are found in Appendix:

                           No. 2, on 2 pages
                           -----------------
                           (Number of the appendix, quantity of pages)
The section of the mineral wealth has the status of:
                           mining extraction
                           -----------------
                           (geological or mining extraction)
Expiration of the license's validity:
                           13 of August, 2008
                           ------------------
                           (day, month, year)






                                   Exhibit A.3

The following documents are integral components parts of the present license:

   1        Appendix 1.  Layout  of  the  surface  and the cross-sections of the
   2        deposit with the boundaries of the mining and land extraction
                  (name of the document, number of pages)
   3        on 4 sheets

Appendix 2. Copy of the  resolution  of the  Council of  People's  Deputies  for
            Kavalerskiy Region of March 20, 1992. 18 - 1 sheet.

Appendix 3. Payment terms on 1 sheet

Appendix 4. Conditions  for use of  mineral  wealth  use on 2 sheets.

Appendix 5. Agreement  regarding  geological  information on 1 page.

Appendix 6. Certificate   about  the  deposit  group.

Appendix 7. Order  concerning  the re-legalizing  the  licenses - 1 page.

Appendix 8.  The  statement  by  the  ZAO GK  Chrustalnenskaya  stannic  company regarding the transfer of mineral deposits use rights - 1 page.

Appendix 9. The statement of ZAO GK Chrustalnaya  regarding the re-legalizing of the licenses and the extract from the transfer deed - 2 pages.


   Authorized representative                   Authorized representative
of the Russian Federation                   of the Office of State Authority
Committee for Geology and                   for the subject of the Federation
use of earth's mineral wealth
SAMOVAROV, Boris Ivanovich                  STOMATIUK, Evgeniy Stepanovich
--------------------------                  ------------------------------
(Surname, first name, patronymic)           (Surname, first name, patronymic)
(Signature)
-----------                                 ------------------------------------
Signature, date: October 8, 1996            Signature, date: (signature)
                 ---------------                             -----------
                                                         [illegible]96  M.P.
                                                         -------------

[Round seal  stating  as below]             [Round  seal  stating  as below]
ROSKOMNEDR                                  The Committee for [illeg.] resources
Primorskiy Krai                             Russian State logo in the middle
Committee for geology and use of
mineral wealth
                              Head of the enterprise
                              receiving the license
                              LATYSHEV, Mikhail Zaharovich
                              ----------------------------
                              (surname, first name, patronymic)

                              -----------------------------

[partially  visible round seal with the following words]
Russian Federation [illegible]

                                   Exhibit A.4

                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA
                                WESTERN DIVISION
                        312 NORTH SPRING STREET, ROOM G-3
                              LOS ANGELES, CA 90012
                                  213-894-4445
(seal)
SHERRI R. CARTER
Clerk of Court


                           COURT INTERPRETER SERVICES

                           DECLARATION OF INTERPRETER


I, the undersigned say I am an Official Court interpreter of English and Russian. I certify that the attached translation from Russian into English is true and correct to the best of my abilities and belief.

DESCRIPTION OF DOCUMENT(S)

                                     LICENSE
              for the right to use earth's mineral wealth No. 09593
                  issued to ZAO Chrustalnoye Ore Mining Company

LEGEND; All text in the translation contained in brackets ([ ]) represents translator's comments or explanatory remarks.



Executed this 16th day of November, 1998, at Agoura Hills, California.


Varvara Olson
--------------

/s/ Varvara Olson
--------------
Signature of Interpreter

Case No.  N/A

Case Name:   N/A

No. of words:   593


                                   Exhibit B.1

                                                          The Russian Federation
                                                                       Committee
                                                                 for geology and
                                               the use of earth's mineral wealth
                                                            of the PRIMORGEOLKSM
                                                                   The Primorsky
                                                                     Territorial
                                                                 Geological Fund
                                                                      REGISTERED
                                                              November 29], 1996
                                                 Chief of the T.G.F. (signature)

                                                (Logo of the USSR)

                                     LICENSE
                   for the right to use earth's mineral wealth


VLV                                 09593               BR
---                                 -----               --
Series                              Number              Type of license

Is issued to:     PRIVATE STOCK COMPANY [ZAO]
                  ---------------------------
                  (subject of the entrepreneurial activity receiving
                  "CHRUSTALNOYE ORE MINING COMPANY"
                  ---------------------------------
                  this license)

--------------------------------------------------------------------------------
in the person of:             Director General
                           (first name, patronymic, surname of the person representing the subject of
                           Mikhail Zakharovich LATYSHEV
                           ----------------------------
                           the entrepreneurial activity)
with the target purpose and type of operations:
                           search, prospecting and mining of silver ores at the
                           ----------------------------------------------------
                           Zamanchiviy section of the Kumirniy ore field.
                           ----------------------------------------------

The section of the mineral wealth is located in:
                           The Terneisky  region of the Primorsky  Krai
                           --------------------------------------------
                           (Name of the populated point, region, county, krai, republic)
Description of the boundaries of the mineral wealth section, coordinates of the corner points, copies of the topography plans, cross sections and others are found in appendix:
                           No. 1
                           -----
                           (Number of the appendix)
The right to use land sections is received from:
                           The administration of the Terneisky Region
                           ------------------------------------------
                           Resolution No. 626 of November 9, 1994.
                           --------------------------------------
                           (Name of the authority issuing the permission, the number of the resolution, the date)

                                   Exhibit B.2

Copies of the documents and the description of the boundaries of the land section are found in Appendix:
                  2.
                  -
                  (Number of the  appendix,  quantity  of pages)
The  section of earth's mineral wealth has the status of:
                  mining extraction
                  (geological or mining extraction)
Expiration of the license's validity:
                  31st of December, 2019
                  ----------------------
                  (day, month, year)
The following documents are integral component parts of the present license:
   1.       Appendix 1.  Layout of the mining extraction with the scale of
                         1:10000 on 1 sheet
                          (name of the document, number of pages).
   2.
   3.       Appendix 2.  Resolution  by the  administration  of the Terneisky region No. 626 of November 9, 1994 - 1 page.
            Appendix 3.  The licensing agreement  concerning the conditions for use of earth's mineral wealth - 5 pages.
            Appendix 4.  The Minutes No. 74 of the expert commission meeting regarding licensing of sites for use of earth's mineral wealth - 5 pages
            Appendix 5.  Information concerning the user of earth's mineral wealth - 1 page.
            Appendix 6.  Order to re-legalize the licenses - 1 page
            Appendix 7.  The statement by the  Chrustalneskaya  tin company regarding the transfer of mineral  wealth use rights -
                           1 page.
            Appendix 8.  The   statement  by  the  ZAO  GK   Chrustalnaya
                          concerning  re-legalizing of the licenses and an
                           extract from the transfer deed - 2 pages.






                                   Exhibit B.3

--------------------------------------------------------------------------------
Authorized representative                   Authorized representative
of the Russian Federation                   of the Office of State Authority
Committee for Geology and                   for the subject of the Federation
use of earth's mineral wealth
SAMOVAROV, Boris Ivanovich                  STOMATIUK, Evgeniy Stepanovich
--------------------------                  ------------------------------
(Surname, first name, patronymic)           (Surname, first name, patronymic)
(Signature)
-----------                                 ----------------------------------
Signature, date: October 8, 1996            Signature, date: (signature)
                 ---------------                             -----------
                                                         [illegible]96
[Round seal  stating as below]              [Round  seal  stating as below]
ROSKOMNEDR                                 The Committee for [illeg.]  resources
Primorskiy Krai                            of [illegible] Krai
Committeefor geology and                   Russian State Logo in the middle
use of mineral  wealth
Russian State logo in the middle

                              Head of the enterprise
                              receiving the license:
                              LATYSHEV, Mikhail Zaharovich
                              (surname, first name, patronymic)
                              --------------------------------
                              Signature, date (signature) December 24, 1996
                                              -----------------------------
[Round seal with the following words]
Russian Federation
K[illegible]  subsidiary of the ZAO Ore Mining  Company  "Chrustalnaya"
Logo in center with letters of M.....GRK










                                   Exhibit B.4

                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA
                                WESTERN DIVISION
                        312 NORTH SPRING STREET, ROOM G-3
                              LOS ANGELES, CA 90012
                                  213-894-4445
(seal)
SHERRI R. CARTER
Clerk of Court


                           COURT INTERPRETER SERVICES

                           DECLARATION OF INTERPRETER


I, the undersigned say I am an Official Court interpreter of English and Russian. I certify that the attached translation from Russian into English is true and correct to the best of my abilities and belief.


                           DESCRIPTION OF DOCUMENT(S)

                                      Table
"Reserves of metals in the ores of deposits and potential annual output volumes"

LEGEND; All text in the translation contained in brackets ([ ]) represents translator's comments or explanatory remarks.


Executed this 16th day of November, 1998, at Agoura Hills, California.


Varvara Olson
--------------

/s/ Varvara Olson
--------------
Signature of Interpreter

Case No.  N/A

Case Name:   N/A

No. of words:   249






                                                    Exhibit C.1

                                       12

RESERVES OF METALS IN THE ORES OF DEPOSITS AND POTENTIAL ANNUAL OUTPUT VOLUMES
------------------------------------------------------------------------------


                                                                      Maximum
                                                           Annual     possible
                           Proven                        volume of     annual
Deposits,                 Reserves  Forecasted  Total     output,     vol. of
metals                    Category  reserves   reserves anticipated    output
------------------------ --------- ---------- --------- ------------ -----------

------------------------ --------- ---------- --------- ------------ -----------
1                             2          3        4           5           6
------------------------ --------- ---------- --------- ------------ -----------

------------------------ --------- ---------- --------- ------------ -----------
1.  Tin ore deposits
"Iskra"
Tin, tons                   7600       6000     13600       1700        2000
------------------------ --------- ---------- --------- ------------ -----------
2. Silver ore deposits
"Kumirnoye" section
"Zamanchiviv"
Silver, tons                  x       269-469  269-469       22          40
Gold, tons                    x       120-190  120-190       10          18
------------------------ --------- ---------- --------- ------------ -----------
3. Polymetal deposit
"Shcherbakovskoye"
Lead, tons                  63280        x      63280       6410        12820
Zinc, tons                  84900        x      84900       8930        17860
Tin, tons                    2400        x       2400        240         480
Silver, tons                 257         x       257        25.2        50.4
------------------------ --------- ---------- --------- ------------ -----------
4. Polymetal deposits
"Fasoinoye"
Lead, tons                  22000     118000    140000      8720        13.08
Zinc, tons                  26000     143000    169000      10540       15.81
Silver, tons                 42         232      274        17.2        25.8
------------------------ --------- ---------- --------- ------------ -----------
5. Tin-polymetal
deposit "Yubileynoye"
Tin, tons                   6690         x       6690        670        1000
Lead, tons                  1140         x       1140        120         180
Zinc, tons                 16480         x      16480       1600        2500
Copper, tons                2760         x       2760        270         430
Silver, tons                54.6         x       382         38          60
------------------------ --------- ---------- --------- ------------ -----------
6. Gold ore field
"Porozhistoye"
Gold, kg.                    88        8908      8996        530
------------------------ --------- ---------- --------- ------------ -----------
7. Gold-silver ore
field "Mineralnoye"
Gold, kg.                    560       7700      8260        460         720
Silver, tons                 56         110      166          9
------------------------ --------- ---------- --------- ------------ -----------
8. Gold-silver ore
deposits "Soyuznoye"
Gold, kg.                    230       1500      1730        100         150
Silver, tons                 17         120      137          8          12
------------------------ --------- ---------- --------- ------------ -----------
9. Gold-silver ore
field "Vasilkovskoye"
Gold, kg                      x        2500      2500        300         500
Silver, tons                  x         250      250         30          50
------------------------ --------- ---------- --------- ------------ -----------
10. Gold-silver ore
deposit "Vershinnoye"
Gold, kg                      x        5000      5000        310         500
Silver, tons                  x         500      500         30          50
------------------------ --------- ---------- --------- ------------ -----------

                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA
                                WESTERN DIVISION
                        312 NORTH SPRING STREET, ROOM G-3
                              LOS ANGELES, CA 90012
                                  213-894-4445

(seal)
SHERRI R. CARTER
Clerk of Court

                           COURT INTERPRETER SERVICES

                           DECLARATION OF INTERPRETER


I, the undersigned say I am an Official Court interpreter of English and Russian. I certify that the attached translation from Russian into English is true and correct to the best of my abilities and belief.


                           DESCRIPTION OF DOCUMENT(S)

         Description of locations of deposits and ownership of licenses by ZAO GRK "Chrustalnaya" and AO "Dalmorgeo"


LEGEND; All text in the translation contained in brackets ([ ]) represents translator's comments or explanatory remarks.


Executed this 16th day of November, 1998, at Agoura Hills, California.


Varvara Olson
--------------

/s/ Varvara Olson
--------------
Signature of Interpreter

Case No.  N/A

Case Name:   N/A

No. of words:   114





                                   Exhibit C.3

         The "Iskra" deposit is in the Kavalerovsky region; at the present time it is actively mined. The silver carrying "Kumirnoye" deposit is located in the Terneysky region of the Primorsky krai [province]; requires prospecting.
The remaining deposits are in the Olginsky region.
         The area of the Soboliniy ore junction requires completion of geological study for the purpose of identification of a gold ore site with complex copper molybdenum ores. The forecasted resources of the area are evaluated at 120 tons of gold, the reserves of copper ores at 15 thousand tons.
         The polymetallic deposits of Shcherbakovskoye, Fasolnoye, Jubileynoye require completion of prospecting, the remaining ones [require] prospecting accompanied by mining.
         ZAO GRK "Chrustalnaya" is the owner of the licenses for the deposits of "Iskra" [and] "Kurnirnoye". The "Porozhistoye" deposit is AO "Dalmorgeo's. There is an opportunity to draw up licenses for the remaining deposits.




                                   Exhibit C.4

                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA
                                WESTERN DIVISION
                        312 NORTH SPRING STREET, ROOM G-3
                              LOS ANGELES, CA 90012
                                  213-894-4445
(seal)
SHERRI R. CARTER
Clerk of Court

                           COURT INTERPRETER SERVICES

                           DECLARATION OF INTERPRETER


I, the undersigned say I am an Official Court interpreter of English and Russian. I certify that the attached translation from Russian into English is true and correct to the best of my abilities and belief.

                           DESCRIPTION OF DOCUMENT(S)

     Information sheet stating the limits for cutting of lumber, volumes of procurement, potential export volume,
       residual value of "Chrustalnaya" Ore Mining Company's fixed assets


LEGEND; All text in the translation contained in brackets ([ ]) represents translator's comments or explanatory remarks.


Executed this 16th day of November, 1998, at Agoura Hills, California.


Varvara Olson
--------------

/s/ Varvara Olson
--------------
Signature of Interpreter

Case No.  N/A

Case Name:   N/A

No. of words:   412


                                   Exhibit C.5

         The limits of cutting down lumber in the Primorsky Krai are approximately 4 million cubic meters per year. At the present time approximately 50% is achieved.
         In order to obtain a permit to conduct lumber cutting operations it is necessary to - conduct an attestation of the enterprise with the federal forest service regarding the subject of readiness of the enterprise to carry out lumber cutting works and the proposed technology; - coordinate with the administration and the federal forest service the locations of proposed sites for the felling, which are not secured to [some] enterprises, and to draw them up as rentals for an expended period; to formalize the licenses.

     The volumes of procurement of lumber materials and processing of them at the enterprise depend on obtaining equipment for producing work and on specialists.
     The initial real volume of procurement of timber is 100 thousand cubic meters per year and purchases from the neighboring lumber procuring enterprises
- 200 thousand cubic meters per year with the removal of this timber to processing facilities and with complex processing [of it].
     With the enterprise developed the volume of procurement in the future can be brought up to 500 thousand cubic meters per year; the complex processing (with the availability of equipment) permits the production of saw-timber, technological chips, OSB boards, which are used to manufacture the panels in home constructions, furniture, as well as shipments for export. Waste could be used for the production of thermal and electrical power.

     The possible [potential] volume of exports of non-processed timber and saw-timber [is] 10 to 30% of the volume of procurement. The volume of exports of the OSB boards at the annual manufacture of it in the quantity of 13,000,000 square meters will depend on demand from the domestic market.

     The residual value of GRK "Chrustalnaya's fixed assets, rented by the OOO [Limited Liability Company] "Stanum," consists of 2,922 thousand $, including the main [capital] and auxiliary equipment of the departments of the company, and is distributed in the following way:

1.   The main, auxiliary equipment of the enrichment factory OOO [Ltd.] "Stanum"


     1.   Power - electric engines, transformers,  distribution boards, tractors
          residual   value  -  12.5   thousand   $  degree   of  wear  and  tear
          [depreciation] - 78%

2. The main operating equipment for preparation of the ore for enrichment are the cone breakers of large, medium and fine crushing, classifiers, screens, mills.

          residual  value  -  37.2  thousand  $
          degree  of  wear  and  tear [depreciation] - 80%





                                   Exhibit C.7